MERRILL LYNCH
                                                              CAPITAL FUND, INC.

                               [GRAPHIC OMITTED]
                                                     STRATEGIC
                                                              performance

                                                              Semi-Annual Report
                                                              September 30, 1998

MERRILL LYNCH CAPITAL FUND, INC.

PORTFOLIO SUMMARY

Security Diversification
As a Percentage of Net Assets
As of September 30, 1998

              A pie chart illustrating the following percentages:

                    US Bonds                          30.6%
                    Non-US Bonds                       4.4%
                    Cash & Cash
                      Equivalents                      3.7%
                    US Stocks                         52.2%
                    Non-US Stocks                      9.1%

Sector Representation
As a Percentage of Equities
As of September 30, 1998

              A pie chart illustrating the following percentages:

                    Financial Services                21.0%
                    Consumer Services                  5.3%
                    Utilities                          2.7%
                    Transportation                     4.3%
                    Capital Goods--Technology          9.5%
                    Consumer Cyclicals                12.5%
                    Energy                            13.6%
                    Basic Industries                   4.5%
                    Diversified                        2.5%
                    Credit Cyclicals                   2.0%
                    Consumer Staples                  11.8%
                    Capital Goods                     10.3%

Geographic Diversification                                           Percent of
As of September 30, 1998                                             Net Assets*
--------------------------------------------------------------------------------
United States                                                           84.4%
--------------------------------------------------------------------------------
United Kingdom                                                           3.6
--------------------------------------------------------------------------------
Argentina                                                                2.6
--------------------------------------------------------------------------------
Switzerland                                                              2.3
--------------------------------------------------------------------------------
Bermuda                                                                  1.2
--------------------------------------------------------------------------------
Mexico                                                                   1.1
--------------------------------------------------------------------------------
France                                                                   1.1
--------------------------------------------------------------------------------
Bahamas                                                                  0.9
--------------------------------------------------------------------------------
Brazil                                                                   0.5
--------------------------------------------------------------------------------
Netherlands                                                              0.4
--------------------------------------------------------------------------------
Turkey                                                                   0.4
--------------------------------------------------------------------------------
Chile                                                                    0.4
--------------------------------------------------------------------------------
Panama                                                                   0.3
--------------------------------------------------------------------------------
India                                                                    0.3
--------------------------------------------------------------------------------
Colombia                                                                 0.2
--------------------------------------------------------------------------------
Hong Kong                                                                0.1
--------------------------------------------------------------------------------
South Korea                                                              0.1
--------------------------------------------------------------------------------
Guatemala                                                                0.1
--------------------------------------------------------------------------------
* Includes investments in short-term securities.

US Common Stock Investments                                                S&P
As of September 30, 1998                          Fund                     500*
--------------------------------------------------------------------------------
Average Capitalization (in billions)             $19.4                    $16.1
--------------------------------------------------------------------------------
Price/Book Value                                   2.5                      5.6
--------------------------------------------------------------------------------
Price/Earnings Ratio**                            18.3                     23.8
--------------------------------------------------------------------------------
Yield Based on Current Dividend                    2.1%                     1.6%
--------------------------------------------------------------------------------
*  An unmanaged broad-based index comprised of common stocks.
** Based on 1998 earnings estimates.

Fixed-Income Investments                                           Merrill Lynch
As of September 30, 1998                          Fund              DOAO Index*
--------------------------------------------------------------------------------
Duration                                        5.4 Years            5.1 Years
--------------------------------------------------------------------------------
Average Maturity                                8.9 Years            8.4 Years
--------------------------------------------------------------------------------
Asset Breakdown:
--------------------------------------------------------------------------------
   Corporates                                       56.5%                 20.6%
--------------------------------------------------------------------------------
   US Treasuries/Agencies                           35.2%                 51.2%
--------------------------------------------------------------------------------
   Mortgage-Backed                                   0.8%                 28.2%
--------------------------------------------------------------------------------
   International Governments                         7.5%                   --
--------------------------------------------------------------------------------
* An unmanaged market-weighted corporate, Government and mortgage master bond index reflecting approximately 97% of total outstanding US bonds.

Merrill Lynch Capital Fund, Inc.                              September 30, 1998

DEAR SHAREHOLDER

During the quarter ended September 30, 1998, a series of adverse global business, economic and political developments necessitated a moderation of US corporate profits expectations and prompted a significant correction in US equity prices. Beginning in the month of July, a combination of slowing economic growth, weak corporate profits and renewed political turmoil drove stock prices lower. Revised second-quarter gross domestic product growth of 1.8% represented a marked slowdown from the 5.5% rate of growth in the first quarter of 1998. While the consumer sector of the economy remained robust, the industrial sector deteriorated, as evidenced by consecutive monthly declines in the index of leading economic indicators in the months of May and June, as well as nominal growth in June's rate of industrial production and the first negative Purchasing Manager's Survey in two years. During this period, the Asian economic crisis began to impair US economic activity. This was further manifest in the slow rate of US corporate profits growth in the second quarter of 1998 as operating income advanced at a mere 3% rate. Finally, concerns about a weakened or distracted US political leadership precipitated the second monthly decline in stock prices of 1998.

An implosion in the Russian economy and financial markets exacerbated ongoing deterioration of emerging markets in Asia and Latin America in the month of August, which further restrained expectations for growth in US corporate profits. With equity prices and valuations still at or near record highs, the market offered precious little room for such disappointments. The moderation of earnings expectations resulted in a significant decline in stock prices, as the unmanaged Standard & Poor's 500 Index (S&P 500) declined 14.6% in August and almost 20% from its July peak. This significant decline in the broad market indexes masked even more serious declines within various segments of the market, as the average New York Stock Exchange-listed stock declined over 30% from its 52-week high.

A modest recovery ensued in September based on expectations for a more accommodative monetary policy and the potential for a coordinated global reduction in interest rates. With the US economy weakened from ongoing economic turmoil in emerging markets, investors anticipated Federal Reserve Board action to lower interest rates in order to alleviate these growing economic pressures. With the risk of deflation superceding that of inflation in many investors' minds, the lower interest rate structure was expected to facilitate more growth-oriented policies and precipitate a more stable economic environment. Such actions were indeed forthcoming as the Federal Reserve Board lowered the Federal Funds rate by 25 basis points (0.25%) in September. Equities began to weaken again toward month-end as this modest step was considered insufficient to reverse the deceleration in the US economy. However, the central bank unexpectedly cut the Federal Funds rate another quarter point in October, which investors viewed positively.

For the September quarter, the US stock market, as measured by the S&P 500, had a -9.95% total return, its worst quarterly decline since the third quarter of 1990. The US bond market continued to be a significant beneficiary of these developments as investors' appetite for safety and security in this volatile environment, coupled with moderating economic growth and continued benign inflation, produced a strong advance in US Treasury security prices and sent long-term Government bond yields to record low levels. The benchmark unmanaged Merrill Lynch Domestic Bond Master Index generated a +4.22% total return for the September quarter, while cash equivalents earned a +1.42% total return.

Portfolio Matters

Total returns for Merrill Lynch Capital Fund, Inc.'s Class A, Class B, Class C and Class D Shares for the quarter ended September 30, 1998 were -11.41%, -11.65%, -11.66% and -11.46%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included.)

For much of the year, our investment position reflected our view that equities were expensive and offered limited upside potential. Since we viewed bonds as attractively valued and expected them to provide competitive returns, we maintained a significant bond weighting within the Fund. Despite September's advance, we remain concerned about near-term prospects for the stock market. In our opinion, the powerful forces currently constraining economic and corporate profits growth are unlikely to abate in the near term, and stock prices have not yet fully adjusted to this slower-growth scenario. Therefore, we modestly reduced our equity allocation during the quarter ended September 30, 1998, with an asset allocation at quarter-end of 61.3% of net assets invested in equities, 35.0% in fixed-income securities

Merrill Lynch Capital Fund, Inc.                              September 30, 1998

and 3.8% in cash equivalents. This compares to 62.3% of the Fund's net assets invested in equities, 33.8% in fixed-income securities and 3.9% in cash equivalents at June 30, 1998. However, with bonds more fairly valued and stocks becoming significantly less expensive, our long-term strategy will be to pursue opportunities to increase the Fund's equity allocation in order to seek to take advantage of recent precipitous stock price declines.

While our asset allocation posture helped mitigate the impact of declining stock prices during the September quarter, the Fund's relative performance was significantly impaired by adverse stock selection. The largest-capitalization stocks continued to significantly outperform smaller-capitalization equities as investors were willing to pay increasingly higher prices for liquidity. While the S&P 500 Index declined by approximately 10% during the September quarter, the unmanaged S&P Mid-Cap Index of medium-sized companies declined 15%, and the unmanaged Russell 2000 Index of smaller companies fell over 20% during the same period. Also, more than 56% of NYSE-listed stocks and more than 73% of NASDAQ stocks fell 30% or more from their 52-week highs during the September quarter. In addition, the value style of investing continued to underperform the growth style of investing, as the unmanaged Russell 1000 Value Index decreased more than 12% during the quarter while the Russell 1000 Growth Index declined by less than 9%. The Fund's value orientation and investments in many moderate-sized companies ultimately hindered performance. Although we have some holdings among the select group of large-capitalization, consumer-oriented stocks that continued to perform well, our holdings were nominal based on the very high valuation parameters these stocks command in the market. Furthermore, some traditionally defensive market segments, such as insurance, which represented the Fund's largest sector weighting, also performed poorly in this environment as a result of investors' concerns about asset quality and industry pricing trends. Finally, our exposure to the weak energy sector was a contributing factor to disappointing equity results during the quarter. However, we continue to believe our stock selection methodologies are sound and will provide superior risk-adjusted equity returns over the long term.

During the quarter ended September 30, 1998, we added six new investments to the equity sector of the Fund, increased our position in 36 stocks, reduced our ownership in six stocks and eliminated eight holdings from the Fund. Notable among the new positions is Waste Management, Inc., the nation's largest environmental services company, which offers substantial opportunities for sustained earnings growth, rising profit margins and returns, significant free cash flow generation and an expanded valuation. This enterprise will command a 25% share of an increasingly consolidated market, and will be run by a management team that has provided superior results to shareholders over the past five years. With revenue growth of 3%-8%, significant cost efficiencies and more efficient capital allocation, the company has the potential to produce near-30% operating margins, a 14% or better return on capital and generate more than $2 billion in annual free cash flow. Insiders own or control approximately 15% of the outstanding shares and management has proven itself to be an excellent value creator. Selling at 15 times estimated 1998 earnings, we believe Waste Management offers attractive upside potential with limited downside risk.

Another new position is LucasVarity PLC, an auto parts and aerospace company, whose stock declined by approximately 35% from its 1998 high, representing an attractive entry price in the shares of this highly shareholder-focused company. LucasVarity is reincorporating in the United States from the United Kingdom to facilitate a more active recapitalization and acquisition strategy. The company is debt free, generates ample free cash flow and possesses proven consolidation skills, but is constrained by the UK investment community from establishing a more efficient capital structure and participating in the ongoing consolidation of the auto parts industry. As part of its US-based strategy, LucasVarity plans to repurchase 20% of its outstanding shares over an 18-month period while retaining strong financial resources. The company intends to pursue acquisition opportunities to leverage its market leadership position in brake systems, electrical systems and fuel injection systems. The company has fully embraced the economic value-added approach to management, and employs a 20% pre-tax return hurdle for assessing capital commitments. If acquisitions are not forthcoming at compensatory returns, share repurchases will continue. With very attractive operating and financial characteristics, a highly disciplined senior management team and ample opportunities for internal and external growth, we believe LucasVarity represents

Merrill Lynch Capital Fund, Inc.                              September 30, 1998

very good value, selling at less than nine times estimated 1998 earnings and yielding almost 3%.

We eliminated our positions in two insurance company investments, TIG Holdings, Inc. and Penncorp Financial Group, Inc. While we believed that each company possessed unique competitive advantages in niche insurance markets, the intense price competition characterizing current business conditions was ultimately overwhelming, resulting in deteriorating levels of profitability and poor stock price performance. We chose to concentrate our insurance holdings in those companies that possess strong market shares, proprietary distribution capabilities and/or the ability to generate excess capital. These are characteristics that should create value in this challenging pricing environment. Such companies include American International Group, Inc., The Allstate Corporation, Provident Companies, Inc. and EXEL Limited.

Despite the stock market's recent volatility and our near-term concerns about stock market prospects, we continued to identify and invest in above-average companies whose stock sell at below-average valuation levels. We define an above-average company as one that maintains a strong competitive position, earns consistently high returns on capital, is financially sound, generates cash in excess of its internal reinvestment requirements and is managed by individuals motivated to create value for shareholders. We define a below-average price as one that does not adequately or accurately reflect what we believe to be the company's underlying intrinsic value. On average, the stocks held in the Fund generated comparable returns on shareholders' equity and have much stronger balance sheets and offer faster earnings growth than the average company, as measured by the S&P 500. However, these same stocks sell at an average price/earnings ratio of 18.3 times estimated 1998 earnings per share compared to
23.8 times for the S&P 500, at 2.5 times current book value per share compared to 5.6 times for the S&P 500, and provide a 2.1% dividend yield compared to a yield of 1.6% for the S&P 500.

Within the fixed-income sector of the Fund, two important themes were in evidence during the September quarter. One was the dramatic decline of domestic interest rates on US Government bonds to historically low levels. The other was a rapid expansion of the premium or yield differential between US Treasury securities and other sectors of the bond market. Because of weakening economies and continued turmoil in Asia and Latin America during the quarter, high-yield and emerging-market securities were particularly hard hit. The Fund benefited from its relatively long duration of 5.4 years as well as a relatively high proportion of US Government bonds in its mix. However, this was offset by our exposure to foreign government bonds, such as those in Mexico and Argentina, which have fallen in price and now offer yields in excess of 10%. We took advantage of these dynamics by reducing our exposure to US Treasury securities from 40.3% of fixed-income assets at June 30, 1998 to 35.2% at September 30, 1998 and high-yield corporate bonds from 7.8% to 7.3%. The proceeds were reinvested in investment-grade corporate bonds, increasing the sector from 44.0% of the Fund's bond assets at June 30, 1998 to 49.2% at September 30, 1998. Proceeds were also redistributed into additional foreign government sector bonds, which now represent 7.5% of bond assets, up from 7.1% from the June quarter. As a result, the average quality of our bonds declined slightly from A1/A+ to A2/A. The average yield-to-maturity of our bonds declined only six basis points to 6.47%, while intermediate-term interest rates declined more than 100 basis points during the September quarter.

In Conclusion

We appreciate your continued interest and participation in Merrill Lynch Capital Fund, Inc., and we look forward to assisting you with your financial needs in the months and years to come.

Sincerely,


/s/ Arthur Zeikel

Arthur Zeikel
President


/s/ Kurt Schansinger

Kurt Schansinger
Senior Vice President and Portfolio Manager

November 5, 1998

Merrill Lynch Capital Fund, Inc.                              September 30, 1998

PERFORMANCE DATA

About Fund Performance

      Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing(SM) System, which offers four pricing alternatives:

o Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

o Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years. (There is no initial sales charge for automatic share conversions.)

o Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

o Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

      None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Recent Performance Results

                                                                      Ten Years/
                                        12 Month       3 Month      Since Inception
                                      Total Return  Total Return     Total Return
=======================================================================================
ML Capital Fund, Inc. Class A Shares*    -3.05%        -11.41%         +234.04%
---------------------------------------------------------------------------------------
ML Capital Fund, Inc. Class B Shares*    -4.04         -11.65          +194.54
---------------------------------------------------------------------------------------
ML Capital Fund, Inc. Class C Shares*    -4.03         -11.66          + 64.71
---------------------------------------------------------------------------------------
ML Capital Fund, Inc. Class D Shares*    -3.28         -11.46          + 69.84
---------------------------------------------------------------------------------------
Dow Jones Industrial Average**           +0.41         -12.01   +394.85/+385.10/+120.11
---------------------------------------------------------------------------------------
Standard & Poor's 500 Index**            +9.05         - 9.95   +392.61/+371.71/+137.75
=======================================================================================

* Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund's ten-year/inception periods are:
      Class A Shares, for the ten years ended 9/30/98; Class B Shares, from 10/21/88 to 9/30/98; and Class C & Class D Shares, from 10/21/94 to 9/30/98.

** An unmanaged broad-based index comprised of common stocks. Total investment returns for unmanaged indexes are based on estimates. Ten years/since inception total returns are: for the ten years ended 9/30/98; from 10/21/88 to 9/30/98; and from 10/21/94 to 9/30/98, respectively.

Merrill Lynch Capital Fund, Inc.                              September 30, 1998

PERFORMANCE DATA (concluded)

Results of a $1,000 Investment Since Inception--Class A Shares

(5.25% sales charge--$947.50 net amount invested; assuming reinvestment of all dividends and capital gains distributions)

A mountain chart depicting the growth of an investment in the Fund's Class A Shares from $947.50 on November 8, 1973 to $19,120.27 on September 30, 1998.

Average Annual Total Return

                                              % Return Without   % Return With
                                                Sales Charge     Sales Charge**
================================================================================
Class A Shares*
================================================================================
Year Ended 9/30/98                                - 3.05%          - 8.14%
--------------------------------------------------------------------------------
Five Years Ended 9/30/98                          +12.36           +11.15
--------------------------------------------------------------------------------
Ten Years Ended 9/30/98                           +12.82           +12.21
--------------------------------------------------------------------------------
*     Maximum sales charge is 5.25%.
**    Assuming maximum sales charge.

                                                  % Return         % Return
                                                Without CDSC      With CDSC**
================================================================================
Class B Shares*
================================================================================
Year Ended 9/30/98                                - 4.04%          - 7.59%
--------------------------------------------------------------------------------
Five Years Ended 9/30/98                          +11.22           +11.22
--------------------------------------------------------------------------------
Inception (10/21/88)
through 9/30/98                                   +11.48           +11.48
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 4% and is reduced to 0% after 4 years.
**    Assuming payment of applicable contingent deferred sales charge.

================================================================================
                                                  % Return         % Return
                                                Without CDSC      With CDSC**
================================================================================
Class C Shares*
================================================================================
Year Ended 9/30/98                                - 4.03%          - 4.92%
--------------------------------------------------------------------------------
Inception (10/21/94)
through 9/30/98                                   +13.49           +13.49
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
**    Assuming payment of applicable contingent deferred sales charge.

================================================================================
                                              % Return Without   % Return With
                                                Sales Charge     Sales Charge**
================================================================================
Class D Shares*
================================================================================
Year Ended 9/30/98                                - 3.28%          - 8.36%
--------------------------------------------------------------------------------
Inception (10/21/94)
through 9/30/98                                   +14.38           +12.83
--------------------------------------------------------------------------------
*     Maximum sales charge is 5.25%.
**    Assuming maximum sales charge.

Merrill Lynch Capital Fund, Inc.                              September 30, 1998

SCHEDULE OF INVESTMENTS

                        Shares                                                                                   Value    Percent of
Industries               Held                 Common Stocks                                    Cost            (Note 1a)  Net Assets
====================================================================================================================================
Aerospace             2,500,000        Boeing Co. (The)                                   $  122,280,349   $    85,781,250      0.8%
                      1,500,000        Lockheed Martin Corporation                           136,266,348       151,218,750      1.5
                                                                                          --------------   ---------------     -----
                                                                                             258,546,697       237,000,000      2.3
====================================================================================================================================
Apparel               3,000,000      ++Fruit of the Loom, Inc. (Class A)                      86,426,095        45,187,500      0.4
====================================================================================================================================
Automobile Parts      2,600,000        Federal-Mogul Corp.                                   119,255,101       121,550,000      1.2
====================================================================================================================================
Automotive              393,500        LucasVarity PLC (ADR)*                                 12,725,700        12,296,875      0.1
====================================================================================================================================
Banking               2,100,000        Chase Manhattan Corporation (The)                      87,690,574        90,825,000      0.9
====================================================================================================================================
Building Materials    2,300,000      ++American Standard Companies, Inc.                     106,290,321        60,662,500      0.6
                      5,100,000        Masco Corporation                                      83,288,716       125,587,500      1.2
                                                                                          --------------   ---------------     -----
                                                                                             189,579,037       186,250,000      1.8
====================================================================================================================================
Capital Goods         2,000,000        United Dominion Industries, Ltd.                       50,002,195        36,250,000      0.3
====================================================================================================================================
Chemicals             2,100,000        du Pont (E.I.) de Nemours & Co.                       108,372,212       117,862,500      1.1
                      2,200,000        Imperial Chemical Industries PLC (ADR)*               111,272,802        69,850,000      0.7
                                                                                          --------------   ---------------     -----
                                                                                             219,645,014       187,712,500      1.8
====================================================================================================================================
Computer Software     1,900,000        Computer Associates International, Inc.                58,102,793        70,300,000      0.7
====================================================================================================================================
Diversified           2,700,000        Corning, Inc.                                         103,956,918        79,481,250      0.8
Companies             2,000,000        GenCorp, Inc.                                          58,220,920        38,500,000      0.4
                      2,100,000        Rockwell International Corp.                          116,109,160        75,862,500      0.7
                      1,796,000        Tenneco, Inc.                                          77,862,249        59,043,500      0.6
                     12,500,000        Tomkins PLC                                            56,833,792        58,574,100      0.5
                      2,000,000        United Technologies Corporation                        63,643,951       152,875,000      1.5
                      1,750,000        Varian Associates, Inc. (a)                            93,141,060        61,687,500      0.6
                                                                                          --------------   ---------------     -----
                                                                                             569,768,050       526,023,850      5.1
====================================================================================================================================
Drug Stores           4,300,000        Rite Aid Corp.                                         68,282,570       152,650,000      1.5
====================================================================================================================================
Electrical Equipment  1,500,000        General Electric Co.                                   38,165,328       119,343,750      1.1
                        750,000        Philips Electronics N.V. (NY Registered Shares)        50,507,781        40,031,250      0.4
                                                                                          --------------   ---------------     -----
                                                                                              88,673,109       159,375,000      1.5
====================================================================================================================================
Electronic            1,500,000        Avnet, Inc.                                            83,947,762        55,218,750      0.5
Components
====================================================================================================================================
Financial Services    2,000,000        Federal National Mortgage Association                  52,392,099       128,500,000      1.2
                      1,000,000        Transamerica Corporation                               76,009,264       106,000,000      1.0
                                                                                          --------------   ---------------     -----
                                                                                             128,401,363       234,500,000      2.2
====================================================================================================================================
Food & Beverage       3,230,800        Diageo PLC (ADR)*                                     145,087,956       117,116,500      1.1
                      2,000,000        McCormick & Company, Inc.                              66,067,228        58,125,000      0.6
                                                                                          --------------   ---------------     -----
                                                                                             211,155,184       175,241,500      1.7
====================================================================================================================================
Foods/Food               75,000        Nestle S.A. (Registered Shares)                        78,575,411       149,252,114      1.4
Processing
====================================================================================================================================
Footwear              2,000,000        Nike, Inc. (Class B)                                   92,141,145        73,625,000      0.7
                      8,000,000        Yue Yuen Industrial (Holdings Limited)                 10,727,086        14,145,586      0.1
                                                                                          --------------   ---------------     -----
                                                                                             102,868,231        87,770,586      0.8
====================================================================================================================================
Hospital              4,300,000      ++Tenet Healthcare Corp.                                 74,755,706       123,625,000      1.2
Management
====================================================================================================================================

Merrill Lynch Capital Fund, Inc.                              September 30, 1998

                        Shares                                                                                   Value    Percent of
Industries               Held                 Common Stocks                                    Cost            (Note 1a)  Net Assets
====================================================================================================================================
Hotels & Casinos      2,500,000      ++Sun International Hotels Ltd. (a)                  $   99,267,368   $    94,843,750      0.9%
====================================================================================================================================
Information Systems   2,750,000        Reynolds & Reynolds Company (Class A)                  55,569,130        48,984,375      0.5
====================================================================================================================================
Insurance             3,600,000        Allstate Corporation (The)                             57,144,863       150,075,000      1.4
                      1,500,000        American International Group, Inc.                     46,545,446       115,500,000      1.1
                      1,800,000        Berkley (W.R.) Corporation (a)                         62,155,679        53,775,000      0.5
                      2,000,000        EXEL Limited (Class A)                                 48,930,546       126,000,000      1.2
                      2,100,000        Fremont General Corp. (a)                              37,724,811       100,800,000      1.0
                      2,366,100        Horace Mann Educators Corp. (a)                        39,300,095        70,983,000      0.7
                      1,450,000        ITT Industries Inc.                                    48,310,473        49,118,750      0.5
                      4,200,000        Provident Companies, Inc.                              86,546,428       141,750,000      1.4
                      4,700,000      ++Travelers Group, Inc.                                  47,951,392       176,250,000      1.7
                                                                                          --------------   ---------------     -----
                                                                                             474,609,733       984,251,750      9.5
====================================================================================================================================
Leisure/Hotels        4,500,000        Carnival Corp. (Class A)                               61,184,278       143,156,250      1.4
                      3,500,000      ++Harrah's Entertainment, Inc.                           63,703,248        46,593,750      0.4
                                                                                          --------------   ---------------     -----
                                                                                             124,887,526       189,750,000      1.8
====================================================================================================================================
Machinery &           1,000,000      ++SPX Corp. (a)                                          58,441,924        41,312,500      0.4
Machine Tools
====================================================================================================================================
Natural Gas           3,750,000        Coastal Corporation (The)                              81,382,658       126,562,500      1.2
                      2,600,000        El Paso Energy Corporation                             57,509,409        84,337,500      0.8
                      8,000,000        Williams Companies, Inc.                               71,579,900       230,000,000      2.2
                                                                                          --------------   ---------------     -----
                                                                                             210,471,967       440,900,000      4.2
====================================================================================================================================
Oil--Integrated       1,750,000        TOTAL S.A. (ADR)*                                      73,032,394       109,921,875      1.1
                      3,168,700        Unocal Corporation                                    118,671,046       114,865,375      1.1
                      5,000,000        YPF S.A. (ADR)*                                        95,920,616       130,000,000      1.2
                                                                                          --------------   ---------------     -----
                                                                                             287,624,056       354,787,250      3.4
====================================================================================================================================
Oil--Service          2,500,000        Halliburton Co.                                        69,699,584        71,406,250      0.7
====================================================================================================================================
Paper & Forest        2,100,000        Kimberly-Clark Corp.                                  105,243,201        85,050,000      0.8
Products                800,000        Temple-Inland, Inc.                                    36,743,614        38,300,000      0.4
                      1,500,000        Weyerhaeuser Co.                                       68,318,476        63,281,250      0.6
                                                                                          --------------   ---------------     -----
                                                                                             210,305,291       186,631,250      1.8
====================================================================================================================================
Pharmaceuticals       1,750,000        Glaxo Wellcome PLC (ADR)*                              47,298,375        99,968,750      1.0
                         60,000        Novartis AG (Registered Shares)                        78,569,582        96,206,373      0.9
                                                                                          --------------   ---------------     -----
                                                                                             125,867,957       196,175,123      1.9
====================================================================================================================================
Railroads             5,000,000        Kansas City Southern Industries, Inc.                  83,444,911       175,000,000      1.7
                      2,300,000        Union Pacific Corporation                             135,110,114        98,037,500      0.9
                                                                                          --------------   ---------------     -----
                                                                                             218,555,025       273,037,500      2.6
====================================================================================================================================
Real Estate           1,000,000        CarrAmerica Realty Corp.                               26,832,805        22,812,500      0.2
Investment Trusts     2,700,000        Patriot American Hospitality, Inc.                     71,717,053        34,425,000      0.4
                      1,000,000        Walden Residential Properties, Inc. (a)                20,679,751        23,000,000      0.2
                                                                                          --------------   ---------------     -----
                                                                                             119,229,609        80,237,500      0.8
====================================================================================================================================
Restaurants           2,000,000        McDonald's Corporation                                 98,086,085       119,375,000      1.1
====================================================================================================================================
Retail--Stores          850,000        Sears, Roebuck and Co.                                 38,406,410        37,559,375      0.4
====================================================================================================================================

Merrill Lynch Capital Fund, Inc.                              September 30, 1998

                        Shares                                                                                   Value    Percent of
Industries               Held                 Common Stocks                                    Cost            (Note 1a)  Net Assets
====================================================================================================================================
Retail Trade          1,500,000        Wal-Mart Stores, Inc.                              $   37,077,170   $    81,937,500      0.8%
====================================================================================================================================
Semiconductors        2,400,000        Motorola, Inc.                                        129,670,703       102,450,000      1.0
====================================================================================================================================
Telecommunications    2,707,100        Frontier Corporation                                   77,508,146        74,106,863      0.7
                        700,000      ++Telecomunicacoes Brasileiras S.A.--
                                       Telebras (ADR)*                                        76,408,230        49,306,250      0.5
                                                                                          --------------   ---------------     -----
                                                                                             153,916,376       123,413,113      1.2
====================================================================================================================================
Tires & Rubber        2,500,000        Goodyear Tire & Rubber Company (The)                  100,281,864       128,437,500      1.2
====================================================================================================================================
Waste Management      2,500,000        Waste Management, Inc.                                129,827,858       120,156,250      1.2
====================================================================================================================================
Wireless              2,400,000      ++Nextel Communications, Inc.                            55,877,780        48,450,000      0.5
Communication--
Domestic Paging &
Cellular
====================================================================================================================================
                                       Total Common Stocks                                 5,286,074,008     6,375,124,661     61.3
====================================================================================================================================

                        Face
                       Amount                 Corporate Bonds
====================================================================================================================================
Aerospace                              Boeing Company (The):
                   $ 12,500,000          6.44% due 12/20/2004                                 12,560,000        13,172,250      0.1
                     10,000,000          Series X, 6.18% due 3/15/2005                        10,000,000        10,103,080      0.1
                                                                                          --------------   ---------------     -----
                                                                                              22,560,000        23,275,330      0.2
====================================================================================================================================
Automotive                             Hertz Corp.:
                     10,000,000          7% due 5/01/2002                                     10,305,500        10,489,800      0.1
                     25,000,000          6.70% due 6/15/2002                                  24,815,300        25,952,500      0.3
                     13,000,000          6% due 1/15/2003                                     12,891,670        13,197,730      0.1
                     20,000,000        Hyundai Motor Co., Ltd., 7.60% due 7/15/2007+++        19,916,100        12,200,000      0.1
                                                                                          --------------   ---------------     -----
                                                                                              67,928,570        61,840,030      0.6
====================================================================================================================================
Banking              30,000,000        Banco Nacional de Commercio Exterior SNC,
                                       Global Bonds, 7.25% due 2/02/2004                      28,187,700        24,000,000      0.2
                     13,600,000        Banco Rio de la Plata, 8.75% due 12/15/2003            13,751,700        11,900,000      0.1
                     29,000,000        Bank of Boston Corp., 6.625% due 12/01/2005            27,575,520        29,900,450      0.3
                                       BankAmerica Corp.:
                     15,000,000          6.875% due 6/01/2003                                 14,149,050        15,912,600      0.2
                     30,000,000          6.75% due 9/15/2005                                  29,591,750        31,848,000      0.3
                                       Chase Manhattan Corporation (The):
                     15,000,000          6.50% due 8/01/2005                                  14,552,850        15,482,850      0.2
                     15,000,000          6.25% due 1/15/2006                                  13,892,250        15,247,050      0.1
                     20,000,000        First Security Corp., 7% due 7/15/2005                 19,803,850        21,411,700      0.2
                     30,000,000        First Union Corp., 6.55% due 10/15/2035                29,953,350        31,519,500      0.3
                     22,750,000        Firstbank Puerto Rico, 7.625% due 12/20/2005           22,140,802        24,119,618      0.2
                     10,000,000        Great Western Financial Corp., 6.375% due 7/01/2000     9,998,800        10,152,600      0.1
                                       Household Bank:
                     10,000,000          6.87% due 5/15/2001                                   9,868,800        10,338,040      0.1
                     20,000,000          6.875% due 3/17/2003                                 19,886,200        20,961,240      0.2
                     10,300,000          6.50% due 7/15/2003                                  10,202,253        10,771,637      0.1
                     40,000,000        NationsBank Corp., 5.60% due 2/07/2001                 40,000,000        40,454,400      0.4
                     25,500,000        PNC Funding Corp., 6.125% due 9/01/2003                24,922,025        26,288,970      0.2
                     20,000,000        People's Bank--Bridgeport, 7.20% due 12/01/2006        19,956,700        19,856,800      0.2
                     26,000,000        Provident Bank, 6.375% due 1/15/2004                   25,287,430        26,855,660      0.3

Merrill Lynch Capital Fund, Inc.                              September 30, 1998

                        Face                                                                                     Value    Percent of
Industries             Amount                 Corporate Bonds                                  Cost            (Note 1a)  Net Assets
====================================================================================================================================
Banking                                Union Planters Corp.:
(concluded)        $ 20,000,000          6.25% due 11/01/2003                             $   18,756,100   $    20,795,000      0.2%
                     12,500,000          6.75% due 11/01/2005                                 12,001,875        12,912,750      0.1
                                                                                          --------------   ---------------     -----
                                                                                             404,479,005       420,728,865      4.0
====================================================================================================================================
Beverages            22,000,000        Coca-Cola Femsa, S.A., 8.95% due 11/01/2006            21,984,595        19,602,616      0.2
                     10,000,000        Panamerican Beverages, Inc., 7.25% due 7/01/2009       10,037,500         9,175,000      0.1
                                                                                          --------------   ---------------     -----
                                                                                              32,022,095        28,777,616      0.3
====================================================================================================================================
Broadcasting         20,000,000        British Sky Broadcasting Group PLC, 7.30%
                                       due 10/15/2006                                         20,037,440        20,657,600      0.2
====================================================================================================================================
Building Materials   10,000,000        Armstrong World, 6.50% due 8/15/2005                    9,980,400        10,451,700      0.1
====================================================================================================================================
Chemicals            12,000,000        Airgas, Inc., 7.14% due 3/08/2004                      12,007,480        12,733,104      0.1
                     37,000,000        Lyondell Petrochemical Company, 6.50%
                                       due 2/15/2006                                          35,447,016        33,733,640      0.3
                     40,000,000        Union Carbide Corp., 6.79% due 6/01/2025               40,292,500        41,814,800      0.4
                                                                                          --------------   ---------------     -----
                                                                                              87,746,996        88,281,544      0.8
====================================================================================================================================
Consumer Services                      Loewen Group, Inc.+++:
                     16,000,000          6.70% due 10/01/1999                                 15,970,340        15,432,400      0.1
                     20,000,000          8.25% due 10/15/2003                                 20,208,132        19,600,160      0.2
                                                                                          --------------   ---------------     -----
                                                                                              36,178,472        35,032,560      0.3
====================================================================================================================================
Electronics                            Tandy Corp.:
                     20,000,000          6.125% due 1/15/2003                                 19,971,600        20,855,600      0.2
                     15,000,000          6.95% due 9/01/2007                                  14,944,120        15,962,250      0.2
                                                                                          --------------   ---------------     -----
                                                                                              34,915,720        36,817,850      0.4
====================================================================================================================================
Finance                                General Motors Acceptance Corp.:
                     30,000,000          6.375% due 4/04/2000                                 29,932,500        30,403,260      0.3
                     55,000,000          5.625% due 2/15/2001                                 54,450,000        55,578,050      0.5
                     30,000,000          6.75% due 6/10/2002                                  29,520,300        31,603,200      0.3
                     15,000,000        USL Capital Corp., 5.79% due 1/23/2001                 14,995,800        15,231,150      0.2
                                                                                          --------------   ---------------     -----
                                                                                             128,898,600       132,815,660      1.3
====================================================================================================================================
Financial Leasing                      GATX Corp.:
                     25,000,000          6.875% due 11/01/2004                                24,938,000        26,451,500      0.2
                     25,000,000          6.69% due 11/30/2005                                 24,984,750        26,708,000      0.3
                     20,000,000        XTRA Corp., 6.68% due 11/30/2001                       20,000,000        20,939,960      0.2
                                                                                          --------------   ---------------     -----
                                                                                              69,922,750        74,099,460      0.7
====================================================================================================================================
Financial Other      14,000,000        Case Credit Corp., 5.95% due 8/01/2000                 13,988,380        14,151,788      0.1
====================================================================================================================================
Financial Services                     Finova Capital Corp.:
                     25,000,000          6.45% due 6/01/2000                                  24,766,550        25,371,250      0.2
                     15,000,000          5.98% due 2/27/2001                                  14,968,950        15,157,110      0.2
                     10,000,000          6.56% due 11/15/2002                                 10,000,000        10,411,400      0.1
                     20,000,000        McDonnell Douglas Finance Corp., 6.965%
                                       due 9/12/2005                                          20,049,200        21,955,380      0.2
                     35,000,000        Morgan Stanley Group, Inc., 5.75% due 2/15/2001        34,968,150        35,365,435      0.3
                     13,000,000        Norwest Financial, Inc., 6.625% due 7/15/2004          13,000,000        13,830,960      0.1
                                       Salomon, Inc.:
                     10,000,000          6.75% due 2/15/2003                                   9,804,000        10,418,340      0.1
                      5,000,000          6.875% due 12/15/2003                                 4,968,500         5,255,985      0.1

Merrill Lynch Capital Fund, Inc.                              September 30, 1998

                        Face                                                                                     Value    Percent of
Industries             Amount                 Corporate Bonds                                  Cost            (Note 1a)  Net Assets
====================================================================================================================================
Financial Services                     Smith Barney Shearson Holdings, Inc.:
(concluded)        $ 25,000,000          6.625% due 7/01/2002                             $   24,994,000   $    25,899,500      0.3%
                     20,000,000          7% due 3/15/2004                                     19,951,800        21,167,280      0.2
                                                                                          --------------   ---------------     -----
                                                                                             177,471,150       184,832,640      1.8
====================================================================================================================================
Food & Tobacco                         Nabisco, Inc.:
                     21,500,000          6.125% due 2/01/2033                                 21,405,450        21,595,890      0.2
                     20,000,000          6.375% due 2/01/2035                                 19,939,200        20,357,800      0.2
                                                                                          --------------   ---------------     -----
                                                                                              41,344,650        41,953,690      0.4
====================================================================================================================================
Foreign Government   10,000,000        Province of Mendoza, 10% due 9/04/2007+++               9,931,700         6,550,000      0.1
Obligations                            Republic of Argentina:
                     59,500,000          8.75% due 7/10/2002+++                               55,708,750        41,352,500      0.4
                     18,815,500          Floating Rate Brady Bonds, Series L,
                                         6.187% due 3/31/2005+                                14,891,800        14,864,245      0.2
                     20,000,000          Global Bonds, 8.375% due 12/20/2003                  19,773,750        17,850,000      0.2
                     15,000,000          Global Bonds, 11.375% due 1/30/2017                  14,198,750        13,762,500      0.1
                     35,000,000        Republic of Colombia, Global Bonds, 7.625%
                                       due 2/15/2007                                          32,457,325        24,412,500      0.2
                     15,000,000        Republic of Guatemala, 8.50% due 8/03/2007+++          15,082,250        12,750,000      0.1
                     39,500,000        Republic of Panama, 8.25% due 4/22/2008                39,272,995        33,575,000      0.3
                                       Republic of Turkey+++:
                     15,000,000          9.875% due 2/23/2005                                 14,853,700        12,000,000      0.1
                     40,000,000          10% due 9/19/2007                                    39,980,625        32,800,000      0.3
                     75,000,000        United Mexican States, Global Bonds, 8.625%
                                       due 3/12/2008                                          72,597,500        63,937,500      0.6
                                                                                          --------------   ---------------     -----
                                                                                             328,749,145       273,854,245      2.6
====================================================================================================================================
Hospital                               Medpartners, Inc.:
Management           29,125,000          6.875% due 9/01/2000                                 28,915,910        24,631,595      0.2
                      5,500,000          7.375% due 10/01/2006                                 4,886,570         4,543,770      0.1
                                                                                          --------------   ---------------     -----
                                                                                              33,802,480        29,175,365      0.3
====================================================================================================================================
Industrial           20,000,000        Browning-Ferris Industries, Inc., 6.375%
                                       due 1/15/2008                                          19,627,200        20,574,400      0.2
                                       Interface, Inc.:
                      7,800,000          9.50% due 11/15/2005                                  7,552,000         8,034,000      0.1
                      8,000,000          7.30% due 4/01/2008                                   7,999,520         7,999,784      0.1
                     20,000,000        Reliance Industries Ltd., 8.25% due 1/15/2027+++       19,526,999        16,250,000      0.1
                     25,000,000        Triton Energy Ltd., 8.75% due 4/15/2002                25,363,000        23,917,350      0.2
                     15,000,000        United Refining Co., 10.75% due 6/15/2007              15,000,000        12,000,000      0.1
                                       Williams Holdings of Delaware, Inc.:
                     20,000,000          6.625% due 11/15/2004                                19,908,000        20,912,200      0.2
                     50,000,000          6.25% due 2/01/2006                                  49,739,500        50,976,500      0.5
                                                                                          --------------   ---------------     -----
                                                                                             164,716,219       160,664,234      1.5
====================================================================================================================================
Information Systems                    Reynolds & Reynolds Company:
                     10,000,000          5.875% due 3/20/2000                                  9,992,900        10,105,000      0.1
                     37,500,000          6.12% due 3/02/2001                                  37,500,000        37,875,000      0.4
                                                                                          --------------   ---------------     -----
                                                                                              47,492,900        47,980,000      0.5
====================================================================================================================================

Merrill Lynch Capital Fund, Inc.                              September 30, 1998

                        Face                                                                                     Value    Percent of
Industries             Amount                 Corporate Bonds                                  Cost            (Note 1a)  Net Assets
====================================================================================================================================
Machinery          $ 20,000,000        FMC Corp., 6.75% due 5/05/2005                     $   19,890,200   $    21,087,800      0.2%
                     22,500,000        Harris Corp., 6.375% due 8/15/2002                     22,461,850        23,349,375      0.2
                                                                                          --------------   ---------------     -----
                                                                                              42,352,050        44,437,175      0.4
====================================================================================================================================
Media/Publishing     15,000,000        News American, Inc., 6.75% due 1/09/2038               15,000,000        15,512,700      0.2
====================================================================================================================================
Natural Gas--        15,000,000        Enron Corp., 6.40% due 7/15/2006                       14,976,600        15,352,950      0.2
Pipelines
====================================================================================================================================
Natural Gas                            Coastal Corporation (The):
Suppliers            10,000,000          6.50% due 6/02/2008                                   9,938,550        10,243,700      0.1
                     27,500,000          6.70% due 2/15/2027                                  27,225,400        28,840,570      0.3
                                                                                          --------------   ---------------     -----
                                                                                              37,163,950        39,084,270      0.4
====================================================================================================================================
Oil--Integrated      10,000,000        Compania Naviera Perez Compac S.A.C.F.I.M.F.A.,
                                       9% due 1/30/2004+++                                    10,125,000         9,125,000      0.1
                     10,000,000        Giant Industries, Inc., 9% due 9/01/2007+++            10,000,000         9,400,000      0.1
                                       Occidental Petroleum Corp.:
                     18,375,000          6.24% due 11/24/2000                                 18,135,306        18,667,530      0.2
                     20,000,000          6.50% due 4/01/2005                                  19,805,815        20,369,800      0.2
                     20,500,000        Perez Companc S.A., 8.125% due 7/15/2007+++            20,201,470        16,605,000      0.1
                                       Union Texas Petroleum Holdings, Inc.:
                     23,250,000          6.70% due 11/18/2002                                 23,190,070        24,530,075      0.2
                     20,000,000          6.81% due 12/05/2007                                 20,000,000        21,769,800      0.2
                     10,000,000        Unocal Corporation, 6.11% due 2/17/2004                10,000,000        10,345,800      0.1
                     20,000,000        YPF, 8% due 2/15/2004                                  18,334,375        18,150,000      0.2
                                                                                          --------------   ---------------     -----
                                                                                             149,792,036       148,963,005      1.4
====================================================================================================================================
Oil Field            20,000,000        R & B Falcon Corp., 6.75% due 4/15/2005                19,663,800        20,638,020      0.2
Equipment
====================================================================================================================================
Paper & Forest                         Boise Cascade Corporation:
Products             10,000,000          7.35% due 10/11/2004                                 10,316,700        10,374,200      0.1
                     20,000,000          7.66% due 5/27/2005                                  20,000,000        20,944,800      0.2
                     25,000,000        Champion International Corp., 6.65%
                                       due 12/15/2037                                         25,000,000        25,463,000      0.3
                                                                                          --------------   ---------------     -----
                                                                                              55,316,700        56,782,000      0.6
====================================================================================================================================
Real Estate          10,000,000        Franchise Finance Corp. of America, 6.95%
Investment Trusts                      due 8/29/2007                                          10,000,000        10,113,690      0.1
====================================================================================================================================
Telecommunications   10,000,000        Pacific Telecom, Inc., 6.625% due 10/20/2005           10,000,000        10,713,710      0.1
                     10,000,000        WorldCom Inc., 6.40% due 8/15/2005                     10,013,350        10,552,200      0.1
                                                                                          --------------   ---------------     -----
                                                                                              20,013,350        21,265,910      0.2
====================================================================================================================================
Tires & Rubber       40,000,000        Goodyear Tire & Rubber Company (The), 6.625%
                                       due 12/01/2006                                         39,840,000        42,074,400      0.4
====================================================================================================================================
Transportation       12,500,000        Northwest Airlines, Inc., 7.625% due 3/15/2005         12,471,225        11,888,750      0.1
                     20,000,000        Ryder Systems, Inc., 6.50% due 5/15/2005               19,960,600        21,034,420      0.2
                     17,000,000        Transportacion Maritima Mexicana, S.A. de C.V.,
                                       10% due 11/15/2006                                     17,152,730        13,175,000      0.1
                     15,000,000        Union Pacific Corp., 6.625% due 2/01/2008              14,776,750        15,521,550      0.2
                                                                                          --------------   ---------------     -----
                                                                                              64,361,305        61,619,720      0.6
====================================================================================================================================

Merrill Lynch Capital Fund, Inc.                              September 30, 1998

                        Face                                                                                     Value    Percent of
Industries             Amount                 Corporate Bonds                                  Cost            (Note 1a)  Net Assets
====================================================================================================================================
Travel & Lodging                       Royal Caribbean Cruises Ltd.:
                   $ 10,000,000          7.125% due 9/18/2002                             $    9,900,050   $    10,379,100      0.1%
                     13,500,000          7.25% due 8/15/2006                                  13,513,945        14,144,490      0.1
                                                                                          --------------   ---------------     -----
                                                                                              23,413,995        24,523,590      0.2
====================================================================================================================================
Trucking              9,000,000        Ryder System Inc., 6.30% due 7/21/2003                  9,000,000         9,289,404      0.1
====================================================================================================================================
Utilities--          28,250,000        Connecticut Light & Power Co., 7.75%
Electric, Gas,                         due 6/01/2002+++                                       28,173,725        29,707,418      0.3
& Water              33,000,000        Empresa Nacional de Electricidad S.A. (Endesa),
                                       7.325% due 2/01/2037                                   33,065,750        27,839,064      0.2
                     30,000,000        Enron Corp., 6.75% due 7/01/2005                       29,387,285        31,198,800      0.3
                     20,000,000        Niagara Mohawk Power Corp., 5.875%
                                       due 9/01/2002                                          19,504,200        19,651,800      0.2
                     24,750,000        Tata Electric Co., 8.50% due 8/19/2017+++              23,737,525        17,448,750      0.2
                                                                                          --------------   ---------------     -----
                                                                                             133,868,485       125,845,832      1.2
====================================================================================================================================
Yankee Corporates    15,000,000        Enersis S.A., 6.60% due 12/01/2026                     14,350,102        13,345,950      0.1
====================================================================================================================================
                                       Total Corporate Bonds                               2,371,347,345     2,334,238,793     22.4
====================================================================================================================================

                                             Collateralized Mortgage Obligations
====================================================================================================================================
                                       Federal Home Loan Mortgage Corp.:
                      9,241,900          6.50% due 5/15/2008                                   8,831,790         9,290,974      0.1
                      5,000,000          7% due 8/15/2008                                      4,762,500         5,142,150      0.1
                     13,000,000          6% due 2/15/2011                                     12,020,938        13,210,223      0.1
====================================================================================================================================
                                       Total Collateralized Mortgage Obligations              25,615,228        27,643,347      0.3
====================================================================================================================================

                                             US Government Obligations
====================================================================================================================================
                                       US Treasury Bonds:
                    190,000,000          6.25% due 8/15/2023                                 175,748,828       217,460,700      2.1
                     20,000,000          6% due 2/15/2026                                     20,228,125        22,375,000      0.2
                                       US Treasury Notes:
                     65,000,000          5.875% due 7/31/1999                                 65,207,617        65,618,800      0.6
                    575,000,000          5.875% due 11/15/2005                               558,272,731       626,658,000      6.0
                    325,000,000          5.625% due 2/15/2006                                324,570,703       350,441,000      3.4
====================================================================================================================================
                                       Total US Government Obligations                     1,144,028,004     1,282,553,500     12.3
====================================================================================================================================

                                             Short-Term Investments
====================================================================================================================================
Commercial Paper**   25,000,000        Citicorp, 5.50% due 10/15/1998                         24,946,528        24,946,528      0.2
                     84,326,000        General Motors Acceptance Corp., 5.88%
                                       due 10/01/1998                                         84,326,000        84,326,000      0.8
                     40,000,000        Goldman Sachs Group, L.P., 5.51% due 10/14/1998        39,920,411        39,920,411      0.4
                                       Lexington Parker Capital Co. LLC:
                     30,000,000          5.54% due 10/06/1998                                 29,976,917        29,976,917      0.3
                     25,000,000          5.54% due 10/08/1998                                 24,973,069        24,973,069      0.2
                     50,000,000        Morgan Stanley Group, Inc., 5.53% due 10/20/1998       49,854,069        49,854,069      0.5
                     38,565,000        Repeat Offering Securitisation Entity (ROSE) Inc.,
                                       5.55% due 10/05/1998                                   38,541,218        38,541,218      0.4
                     30,000,000        Riverwoods Funding Corp., 5.52% due 10/05/1998         29,981,600        29,981,600      0.3

Merrill Lynch Capital Fund, Inc.                              September 30, 1998

SCHEDULE OF INVESTMENTS (concluded)

                       Face                                                                                   Value       Percent of
                      Amount                Short-Term Investments                             Cost         (Note 1a)     Net Assets
====================================================================================================================================
Commercial Paper**                     Variable Funding Capital Corp.:
(concluded)        $ 31,000,000          5.54% due 10/09/1998                             $   30,961,836   $    30,961,836      0.3%
                     40,000,000          5.54% due 10/23/1998                                 39,864,578        39,864,578      0.4
====================================================================================================================================
                                       Total Short-Term Investments                          393,346,226       393,346,226      3.8
====================================================================================================================================
Total Investments                                                                         $9,220,410,811    10,412,906,527    100.1
                                                                                          ==============
Liabilities in Excess of Other Assets                                                                          (12,237,677)    (0.1)
                                                                                                           ---------------    ------
Net Assets                                                                                                 $10,400,668,850    100.0%
                                                                                                           ===============    ======
====================================================================================================================================

*     American Depositary Receipts (ADR).
** Commercial Paper is traded on a discount basis. The interest rates shown reflect the rates in effect on September 30, 1998.
+ Brady Bonds are securities which have been issued to refinance commercial bank loans and other debt. The risk associated with these instruments is the amount of any uncollateralized principal or interest payments since there is a high default rate of commercial bank loans by countries issuing these securities.
++    Non-income producing security.
+++ The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

(a) Investments in companies 5% or more of whose outstanding securities are held by the Fund (such companies are defined as "Affiliated Companies" in section 2(a)(3) of the Investment Company Act of 1940) are as follows:

--------------------------------------------------------------------------------
                                            Net Share        Net        Dividend
Industry               Affiliate            Activity         Cost        Income
--------------------------------------------------------------------------------

Diversified        Varian Associates,
  Companies          Inc.                         --              --    $350,000
Insurance          Berkley (W.R.)
                     Corporation                  --              --     432,000
Insurance          Fremont General
                     Corp.                   100,000     $ 4,362,426     615,000
Insurance          Horace Mann
                     Educators Corp.         166,100       4,749,102     352,000
Hotels &           Sun International
  Casinos            Hotels Ltd.             700,000      30,579,500          ++
Machinery &        SPX Corp.                 250,000      14,370,962          ++
  Machine
  Tools
Real Estate        Walden Residential
  Investment         Properties, Inc.             --              --     482,500
  Trusts
--------------------------------------------------------------------------------
stated on pg. 13

See Notes to Financial Statements.

Merrill Lynch Capital Fund, Inc.                              September 30, 1998

FINANCIAL INFORMATION

Statement of Assets and Liabilities as of September 30, 1998

Assets:              Investments, at value (identified cost--$9,220,410,811) (Note 1a) .....                        $10,412,906,527
                     Cash ..................................................................                                799,716
                     Receivables:
                        Interest ...........................................................    $   58,352,604
                        Capital shares sold ................................................        18,550,744
                        Dividends ..........................................................        11,648,480
                        Paydowns ...........................................................           294,500           88,846,328
                                                                                                --------------
                     Prepaid registration fees and other assets (Note 1f) ..................                                186,458
                                                                                                                    ---------------
                     Total assets ..........................................................                         10,502,739,029
                                                                                                                    ---------------
===================================================================================================================================
Liabilities:         Payables:
                        Securities purchased ...............................................        56,086,839
                        Capital shares redeemed ............................................        33,617,707
                        Distributor (Note 2) ...............................................         4,824,675
                        Investment adviser (Note 2) ........................................         3,435,979           97,965,200
                                                                                                --------------
                     Accrued expenses and other liabilities ................................                              4,104,979
                                                                                                                    ---------------
                     Total liabilities .....................................................                            102,070,179
                                                                                                                    ---------------
===================================================================================================================================
Net Assets:          Net assets ............................................................                        $10,400,668,850
                                                                                                                    ===============
===================================================================================================================================
Net Assets           Class A Shares of Common Stock, $.10 par value, 400,000,000
Consist of:          shares authorized .....................................................                        $    11,143,117
                     Class B Shares of Common Stock, $.10 par value, 400,000,000
                     shares authorized .....................................................                             16,256,751
                     Class C Shares of Common Stock, $.10 par value, 200,000,000
                     shares authorized .....................................................                              1,675,061
                     Class D Shares of Common Stock, $.10 par value, 200,000,000
                     shares authorized .....................................................                              4,110,582
                     Paid-in capital in excess of par ......................................                          9,022,838,826
                     Undistributed investment income--net ..................................                             68,368,399
                     Undistributed realized capital gains on investments and foreign
                     currency transactions--net ............................................                             83,663,309
                     Unrealized appreciation on investments and foreign
                     currency transactions--net ............................................                          1,192,612,805
                                                                                                                    ---------------
                     Net assets ............................................................                        $10,400,668,850
                                                                                                                    ===============
===================================================================================================================================
Net Asset Value:     Class A--Based on net assets of $3,537,599,410 and 111,431,172
                              shares outstanding ...........................................                        $         31.75
                                                                                                                    ===============
                     Class B--Based on net assets of $5,046,721,350 and 162,567,513
                              shares outstanding ...........................................                        $         31.04
                                                                                                                    ===============
                     Class C--Based on net assets of $513,762,999 and 16,750,610
                              shares outstanding ...........................................                        $         30.67
                                                                                                                    ===============
                     Class D--Based on net assets of $1,302,585,091 and 41,105,818
                              shares outstanding ...........................................                        $         31.69
                                                                                                                    ===============
===================================================================================================================================

                     See Notes to Financial Statements.

Merrill Lynch Capital Fund, Inc.                              September 30, 1998

Statement of Operations for the Six Months Ended September 30, 1998


Investment           Interest and discount earned ..........................................                    $   147,474,560
Income               Dividends (net of $1,057,586 foreign withholding tax) .................                         57,633,159
(Notes 1d & 1e):     Other .................................................................                            370,808
                                                                                                                ---------------
                     Total income ..........................................................                        205,478,527
                                                                                                                ---------------
===============================================================================================================================
Expenses:            Account maintenance and distribution fees--Class B (Note 2) ...........    $   28,403,052
                     Investment advisory fees (Note 2) .....................................        23,322,277
                     Transfer agent fees--Class B (Note 2) .................................         4,624,460
                     Transfer agent fees--Class A (Note 2) .................................         2,926,698
                     Account maintenance and distribution fees--Class C (Note 2) ...........         2,738,658
                     Account maintenance fees--Class D (Note 2) ............................         1,676,729
                     Transfer agent fees--Class D (Note 2) .................................           982,615
                     Transfer agent fees--Class C (Note 2) .................................           468,936
                     Custodian fees ........................................................           414,033
                     Printing and shareholder reports ......................................           269,820
                     Registration fees (Note 1f) ...........................................           174,064
                     Professional fees .....................................................            42,008
                     Directors' fees and expenses ..........................................            23,899
                     Pricing fees ..........................................................            14,734
                     Other .................................................................            50,969
                                                                                                 -------------
                     Total expenses ........................................................                         66,132,952
                                                                                                                ---------------
                     Investment income--net ................................................                        139,345,575
                                                                                                                ---------------
===============================================================================================================================
Realized &           Realized gain (loss) from:
Unrealized Gain        Investments--net ....................................................        86,211,259
(Loss) on              Foreign currency transactions--net ..................................          (115,683)      86,095,576
Investments &                                                                                    -------------
Foreign Currency     Change in unrealized appreciation/depreciation on:
Transactions--Net      Investments--net ....................................................    (1,724,362,083)
(Notes 1b, 1c,         Foreign currency transactions--net ..................................           121,068   (1,724,241,015)
1e & 3):                                                                                         -------------  ---------------
                     Net realized and unrealized loss on investments and foreign
                     currency transactions .................................................                     (1,638,145,439)
                                                                                                                ---------------
                     Net Decrease in Net Assets Resulting from Operations ..................                    $(1,498,799,864)
                                                                                                                ===============
===============================================================================================================================

                     See Notes to Financial Statements.

Merrill Lynch Capital Fund, Inc.                              September 30, 1998

Statements of Changes in Net Assets

                                                                                             For the         For the
                                                                                            Six Months         Year
                                                                                              Ended           Ended
                                                                                           September 30,     March 31,
Increase (Decrease) in Net Assets:                                                             1998            1998
=========================================================================================================================
Operations:          Investment income--net ............................................  $  139,345,575   $  272,540,546
                     Realized gain on investments and foreign currency transactions--net      86,095,576      569,208,611
                     Change in unrealized appreciation/depreciation on investments and
                     foreign currency transactions--net ................................  (1,724,241,015)   1,874,025,315
                                                                                         ---------------  ---------------
                     Net increase (decrease) in net assets resulting from operations ...  (1,498,799,864)   2,715,774,472
                                                                                         ---------------  ---------------
=========================================================================================================================
Dividends &          Investment income--net:
Distributions to        Class A ........................................................     (65,135,078)    (115,518,688)
Shareholders            Class B ........................................................     (53,177,674)    (119,396,439)
(Note 1g):              Class C ........................................................      (5,968,407)      (8,523,951)
                        Class D ........................................................     (19,861,017)     (26,653,341)
                     Realized gain on investments--net:
                        Class A ........................................................     (92,143,043)    (204,758,968)
                        Class B ........................................................    (134,419,587)    (306,423,980)
                        Class C ........................................................     (13,242,884)     (21,655,996)
                        Class D ........................................................     (30,940,507)     (51,231,087)
                                                                                         ---------------  ---------------
                     Net decrease in net assets resulting from dividends and
                     distributions to shareholders .....................................    (414,888,197)    (854,162,450)
                                                                                         ---------------  ---------------
=========================================================================================================================
Capital Share        Net increase in net assets derived from capital share transactions      426,871,517     744,669,554
Transactions                                                                             ---------------  --------------
(Note 4):
=========================================================================================================================
Net Assets:          Total increase (decrease) in net assets ...........................  (1,486,816,544)   2,606,281,576
                     Beginning of period ...............................................  11,887,485,394    9,281,203,818
                                                                                         ---------------  ---------------
                     End of period* .................................................... $10,400,668,850  $11,887,485,394
                                                                                         ===============  ===============
=========================================================================================================================
                   * Undistributed investment income--net .............................. $    68,368,399  $    73,165,000
                                                                                         ===============  ===============
=========================================================================================================================

                     See Notes to Financial Statements.

Merrill Lynch Capital Fund, Inc.                              September 30, 1998

Financial Highlights

                                                                                       Class A
                                                             -------------------------------------------------------------
                                                              For the
The following per share data and ratios have been derived    Six Months
from information provided in the financial statements.         Ended                 For the Year Ended March 31,
                                                              Sept. 30,   ------------------------------------------------
Increase (Decrease) in Net Asset Value:                        1998+         1998+        1997+        1996        1995
==========================================================================================================================
Per Share            Net asset value, beginning of period   $    37.56   $    31.39   $    30.90   $    27.74   $    27.46
Operating                                                   ----------   ----------   ----------   ----------   ----------
Performance:         Investment income--net ..............         .53         1.11         1.25         1.21         1.01
                     Realized and unrealized gain (loss) on
                     investments and foreign currency
                     transactions--net ...................       (4.92)        8.14         2.43         5.41         1.77
                                                            ----------   ----------   ----------   ----------   ----------
                     Total from investment operations ....       (4.39)        9.25         3.68         6.62         2.78
                                                            ----------   ----------   ----------   ----------   ----------
                     Less dividends and distributions:
                        Investment income--net ...........        (.59)       (1.11)       (1.25)       (1.16)        (.94)
                        Realized gain on investments--net         (.83)       (1.97)       (1.94)       (2.30)       (1.56)
                                                            ----------   ----------   ----------   ----------   ----------
                     Total dividends and distributions ...       (1.42)       (3.08)       (3.19)       (3.46)       (2.50)
                                                            ----------   ----------   ----------   ----------   ----------
                     Net asset value, end of period ......   $   31.75   $    37.56   $    31.39   $    30.90   $    27.74
                                                            ==========   ==========   ==========   ==========   ==========
==========================================================================================================================
Total Investment     Based on net asset value per share ..      (12.17%)++    30.71%       12.62%       24.50%       10.95%
Return:**                                                   ==========   ==========   ==========   ==========   ==========
==========================================================================================================================
Ratios to Average    Expenses ............................         .56%*        .55%         .55%         .56%         .57%
Net Assets:                                                 ==========   ==========   ==========   ==========   ==========
                     Investment income--net ..............        2.97%*       3.21%        3.99%        4.09%        3.81%
                                                            ==========   ==========   ==========   ==========   ==========
==========================================================================================================================
Supplemental         Net assets, end of period
Data:                  (in thousands) ....................  $3,537,600   $4,155,677   $3,291,219   $3,225,758   $2,507,767
                                                            ==========   ==========   ==========   ==========   ==========
                     Portfolio turnover ..................          17%          38%          47%          84%          89%
                                                            ==========   ==========   ==========   ==========   ==========
==========================================================================================================================

                  *     Annualized.
                  **    Total investment returns exclude the effects of sales
                        loads.
                  +     Based on average shares outstanding.
                  ++    Aggregate total investment return.

                        See Notes to Financial Statements.

Merrill Lynch Capital Fund, Inc.                              September 30, 1998

Financial Highlights (continued)

                                                                                       Class B
                                                             -------------------------------------------------------------
                                                              For the
The following per share data and ratios have been derived    Six Months
from information provided in the financial statements.         Ended                 For the Year Ended March 31,
                                                              Sept. 30,   ------------------------------------------------
Increase (Decrease) in Net Asset Value:                        1998+         1998+        1997+        1996        1995
==========================================================================================================================
Per Share            Net asset value, beginning of period   $    36.68   $    30.72   $    30.30   $    27.28   $    27.04
Operating                                                   ----------   ----------   ----------   ----------   ----------
Performance:         Investment income--net                        .34          .74          .91          .90          .74
                     Realized and unrealized gain (loss) on
                     investments and foreign currency
                     transactions--net ...................       (4.82)        7.96         2.39         5.29         1.72
                                                            ----------   ----------   ----------   ----------   ----------
                     Total from investment operations ....       (4.48)        8.70         3.30         6.19         2.46
                                                            ----------   ----------   ----------   ----------   ----------
                     Less dividends and distributions:
                        Investment income--net ...........        (.33)        (.77)        (.94)        (.87)        (.66)
                        Realized gain on investments--net         (.83)       (1.97)       (1.94)       (2.30)       (1.56)
                                                            ----------   ----------   ----------   ----------   ----------
                     Total dividends and distributions ...       (1.16)       (2.74)       (2.88)       (3.17)       (2.22)
                                                            ----------   ----------   ----------   ----------   ----------
                     Net asset value, end of period ......  $    31.04   $    36.68   $    30.72   $    30.30   $    27.28
                                                            ==========   ==========   ==========   ==========   ==========
==========================================================================================================================
Total Investment     Based on net asset value per share ..      (12.62%)++    29.38%       11.48%       23.22%        9.81%
Return:**                                                   ==========   ==========   ==========   ==========   ==========
==========================================================================================================================
Ratios to Average    Expenses ............................        1.58%*       1.57%        1.57%        1.58%        1.59%
Net Assets:                                                 ==========   ==========   ==========   ==========   ==========
                     Investment income--net ..............        1.97%*       2.19%        2.97%        3.07%        2.79%
                                                            ==========   ==========   ==========   ==========   ==========
==========================================================================================================================
Supplemental         Net assets, end of period
Data:                  (in thousands) ....................  $5,046,721   $5,938,708   $4,977,431   $5,025,504   $3,664,250
                                                            ==========   ==========   ==========   ==========   ==========
                     Portfolio turnover ..................          17%          38%          47%          84%          89%
                                                            ==========   ==========   ==========   ==========   ==========
==========================================================================================================================

                  *     Annualized.
                  **    Total investment returns exclude the effects of sales
                        loads.
                  +     Based on average shares outstanding.
                  ++    Aggregate total investment return.

                        See Notes to Financial Statements.

Merrill Lynch Capital Fund, Inc.                              September 30, 1998

Financial Highlights (continued)

                                                                                       Class C
                                                              -------------------------------------------------------------
                                                                                                                  For the
                                                                For the                                            Period
The following per share data and ratios have been derived      Six Months           For the Year                  Oct. 21,
from information provided in the financial statements.           Ended             Ended March 31,                1994+ to
                                                                Sept. 30,  ------------------------------------   March 31,
Increase (Decrease) in Net Asset Value:                          1998++      1998++       1997++       1996         1995
===========================================================================================================================
Per Share            Net asset value, beginning of period ..  $    36.31   $   30.44    $    30.08   $    27.17   $   26.81
Operating                                                     ----------   ---------    ----------   ----------   ---------
Performance:         Investment income--net ................         .34         .73           .90          .92         .49
                     Realized and unrealized gain (loss) on
                     investments and foreign currency
                     transactions--net .....................       (4.78)       7.89          2.36         5.24        1.03
                                                              ----------  ----------    ----------   ----------   ---------
                     Total from investment operations ......       (4.44)       8.62          3.26         6.16        1.52
                                                              ----------  ----------    ----------   ----------   ---------
                     Less dividends and distributions:
                        Investment income--net .............        (.37)       (.78)         (.96)        (.95)       (.43)
                        Realized gain on investments--net ..        (.83)      (1.97)        (1.94)       (2.30)       (.73)
                                                              ----------  ----------    ----------   ----------   ---------
                     Total dividends and distributions .....       (1.20)      (2.75)        (2.90)       (3.25)      (1.16)
                                                              ----------  ----------    ----------   ----------   ---------
                     Net asset value, end of period ........   $   30.67  $    36.31    $    30.44   $    30.08   $   27.17
                                                              ==========  ==========    ==========   ==========   =========
===========================================================================================================================
Total Investment     Based on net asset value per share ....      (12.64%)++    29.40%       11.45%       23.25%       6.07%++
Return:**                                                     ==========   ==========   ==========   ==========   =========
===========================================================================================================================
Ratios to            Expenses ..............................        1.59%*      1.58%         1.58%        1.59%       1.64%*
Average                                                       ==========  ==========    ==========   ==========   =========
Net Assets:          Investment income--net ................        1.95%*      2.18%         2.96%        3.08%       3.22%*
                                                              ==========  ==========    ==========   ==========   =========
===========================================================================================================================
Supplemental         Net assets, end of period (in thousands) $  513,763  $  512,783    $  322,438   $  259,131   $  46,902
Data:                                                         ==========  ==========    ==========   ==========   =========
                     Portfolio turnover ....................          17%         38%           47%          84%        89%
                                                              ==========  ==========    ==========   ==========   =========
===========================================================================================================================

                  *     Annualized.
                  **    Total investment returns exclude the effects of sales
                        loads.
                  +     Commencement of operations.
                  ++    Based on average shares outstanding.
                  ++    Aggregate total investment return.

                        See Notes to Financial Statements.

Merrill Lynch Capital Fund, Inc.                              September 30, 1998

FINANCIAL INFORMATION (concluded)

Financial Highlights (concluded)

                                                                                       Class D
                                                              -------------------------------------------------------------
                                                                                                                  For the
                                                                For the                                            Period
The following per share data and ratios have been derived      Six Months           For the Year                  Oct. 21,
from information provided in the financial statements.           Ended             Ended March 31,                1994+ to
                                                                Sept. 30,  ------------------------------------   March 31,
Increase (Decrease) in Net Asset Value:                          1998++      1998++       1997++       1996         1995
===========================================================================================================================
Per Share            Net asset value, beginning of period ..  $    37.49   $   31.34    $    30.86   $    27.72   $   27.27
Operating                                                     ----------   ---------    ----------   ----------   ---------
Performance:         Investment income--net ................         .49        1.02          1.17         1.16         .48
                     Realized and unrealized gain (loss) on
                     investments and foreign currency
                     transactions--net .....................       (4.93)       8.14          2.43         5.38        1.15
                                                              ----------  ----------    ----------   ----------   ---------
                     Total from investment operations ......       (4.44)       9.16          3.60         6.54        1.63
                                                              ----------  ----------    ----------   ----------   ---------
                     Less dividends and distributions:
                        Investment income--net .............        (.53)      (1.04)        (1.18)       (1.10)       (.45)
                        Realized gain on investments--net ..        (.83)      (1.97)        (1.94)       (2.30)       (.73)
                                                              ----------  ----------    ----------   ----------   ---------
                     Total dividends and distributions .....       (1.36)      (3.01)        (3.12)       (3.40)      (1.18)
                                                              ----------  ----------    ----------   ----------   ---------
                     Net asset value, end of period ........  $    31.69  $    37.49    $    31.34   $    30.86   $   27.72
                                                              ==========  ==========    ==========   ==========   =========
===========================================================================================================================
Total Investment     Based on net asset value per share ....      (12.29%)++   30.40%        12.34%       24.21%       6.42%++
Return:**                                                     ==========   ==========   ==========   ==========   =========
===========================================================================================================================
Ratios to            Expenses ..............................         .82%*       .80%          .80%         .81%        .87%*
Average                                                       ==========  ==========    ==========   ==========   =========
Net Assets:          Investment income--net ................        2.73%*      2.95%         3.75%        3.84%       3.94%*
                                                              ==========  ==========    ==========   ==========   =========
===========================================================================================================================
Supplemental         Net assets, end of period (in thousands) $1,302,585  $1,280,317    $  690,116   $  521,599   $ 171,201
Data:                                                         ==========  ==========    ==========   ==========   =========
                     Portfolio turnover ....................          17%         38%          47%          84%          89%
                                                              ==========  ==========    ==========   ==========   =========
===========================================================================================================================

                  *     Annualized.
                  **    Total investment returns exclude the effects of sales
                        loads.
                  +     Commencement of operations.
                  ++    Based on average shares outstanding.
                  ++    Aggregate total investment return.

                        See Notes to Financial Statements.

Merrill Lynch Capital Fund, Inc.                              September 30, 1998

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

Merrill Lynch Capital Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund offers four classes of shares under the Merrill Lynch Select Pricing(SM) System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities which are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Options--The Fund is authorized to write covered call options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written options are non-income producing investments.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into

Merrill Lynch Capital Fund, Inc.                              September 30, 1998

(the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor ("MLFD" or "Distributor"), a division of Princeton Funds Distributor, Inc. ("PFD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: 0.50% of the Fund's average daily net assets not exceeding $250 million; 0.45% of average daily net assets in excess of $250 million but not exceeding $300 million; 0.425% of average daily net assets in excess of $300 million but not exceeding $400 million; and 0.40% of average daily net assets in excess of $400 million.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

--------------------------------------------------------------------------------
                                           Account                  Distribution
                                        Maintenance Fee                 Fee
--------------------------------------------------------------------------------
Class B ...............................      0.25%                     0.75%
Class C ...............................      0.25%                     0.75%
Class D ...............................      0.25%                       --
--------------------------------------------------------------------------------

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended September 30, 1998, MLFD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

--------------------------------------------------------------------------------
                                             MLFD                      MLPF&S
--------------------------------------------------------------------------------

Class A ...............................    $16,210                    $219,966
Class D ...............................    $66,875                    $912,035
--------------------------------------------------------------------------------

For the six months ended September 30, 1998, MLPF&S received contingent deferred sales charges of $2,932,755 and $99,880 relating to transactions in Class B and Class C Shares, respectively. Furthermore, MLPF&S received contingent deferred sales charges of $54,988 relating to transactions subject to front-end sales charge waivers in Class A Shares.

In addition, MLPF&S received $247,432 in commissions on the execution of portfolio security transactions for the six months ended September 30, 1998.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

During the six months ended September 30, 1998, Merrill Lynch Security Pricing Service, an affiliate of MLPF&S, received $454 for security price quotations to compute the net asset value of the Fund.

Certain officers and/or directors of the Fund are officers and/or directors MLAM, PSI, FDS, PFD, and/or ML & Co.

Merrill Lynch Capital Fund, Inc.                              September 30, 1998

NOTES TO FINANCIAL STATEMENTS (concluded)

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended September 30, 1998 were $2,061,962,429 and $1,874,463,270, respectively.

Net realized gains (losses) for the six months ended September 30, 1998 and net unrealized gains as of September 30, 1998 were as follows:

--------------------------------------------------------------------------------
                                                Realized           Unrealized
                                             Gains (Losses)           Gains
--------------------------------------------------------------------------------
Long-term investments ..................      $  86,211,166      $1,192,495,716
Short-term investments .................                 93                  --
Foreign currency
transactions ...........................           (115,683)            117,089
                                              -------------      --------------
Total ..................................      $  86,095,576      $1,192,612,805
                                              =============      ==============
--------------------------------------------------------------------------------

As of September 30, 1998, net unrealized appreciation for Federal income tax purposes aggregated $1,192,495,716, of which $1,946,199,907 related to appreciated securities and $753,704,191 related to depreciated securities. At September 30, 1998, the aggregate cost of investments for Federal income tax purposes was $9,220,410,811.

4. Capital Share Transactions:

Net increase in net assets derived from capital share transactions was $426,871,517 and $744,669,554 for the six months ended September 30, 1998 and for the year ended March 31, 1998, respectively.

Transactions in capital shares for each class were as follows:

--------------------------------------------------------------------------------
Class A Shares for the Six Months                                    Dollar
Ended September 30, 1998                          Shares             Amount
--------------------------------------------------------------------------------
Shares sold ............................          9,213,239       $ 330,648,079
Shares issued to shareholders
in reinvestment of dividends
and distributions ......................          3,976,982         144,443,997
                                              -------------       -------------
Total issued ...........................         13,190,221         475,092,076
Shares redeemed ........................        (12,402,288)       (432,982,048)
                                              -------------       -------------
Net increase ...........................            787,933       $  42,110,028
                                              =============       =============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class A Shares for the                                               Dollar
Year Ended March 31, 1998                         Shares             Amount
--------------------------------------------------------------------------------
Shares sold ............................         18,254,019       $ 634,543,940
Shares issued to shareholders
in reinvestment of dividends
and distributions ......................          8,638,512         294,091,362
                                              -------------       -------------
Total issued ...........................         26,892,531         928,635,302
Shares redeemed ........................        (21,089,819)       (727,078,860)
                                              -------------       -------------
Net increase ...........................          5,802,712       $ 201,556,442
                                              =============       =============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class B Shares for the Six Months                                    Dollar
Ended September 30, 1998                          Shares             Amount
--------------------------------------------------------------------------------
Shares sold ............................         17,669,681       $ 617,316,063
Shares issued to shareholders
in reinvestment of dividends
and distributions ......................          4,626,832         164,715,227
                                              -------------       -------------
Total issued ...........................         22,296,513         782,031,290
Automatic conversion
of shares ..............................         (4,621,164)       (159,314,707)
Shares redeemed ........................        (16,995,535)       (583,814,093)
                                              -------------       -------------
Net increase ...........................            679,814       $  38,902,490
                                              =============       =============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class B Shares for the                                               Dollar
Year Ended March 31, 1998                         Shares             Amount
--------------------------------------------------------------------------------
Shares sold ............................         26,936,302       $ 915,743,174
Shares issued to shareholders
in reinvestment of dividends
and distributions ......................         11,273,540         376,017,355
                                              -------------       -------------
Total issued ...........................         38,209,842       1,291,760,529
Automatic conversion
of shares ..............................         (7,065,614)       (239,303,799)
Shares redeemed ........................        (31,261,809)     (1,049,566,557)
                                              -------------       -------------
Net increase (decrease) ................           (117,581)      $   2,890,173
                                              =============       =============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class C Shares for the Six Months                                    Dollar
Ended September 30, 1998                          Shares             Amount
--------------------------------------------------------------------------------
Shares sold ............................          4,080,791       $ 142,584,317
Shares issued to shareholders
in reinvestment of dividends
and distributions ......................            485,672          17,085,929
                                              -------------       -------------
Total issued ...........................          4,566,463         159,670,246
Shares redeemed ........................         (1,939,903)        (64,886,108)
                                              -------------       -------------
Net increase ...........................          2,626,560       $  94,784,138
                                              =============       =============
--------------------------------------------------------------------------------

Merrill Lynch Capital Fund, Inc.                              September 30, 1998

--------------------------------------------------------------------------------
Class C Shares for the                                               Dollar
Year Ended March 31, 1998                         Shares             Amount
--------------------------------------------------------------------------------
Shares sold ............................          5,470,865       $ 185,136,065
Shares issued to shareholders
in reinvestment of dividends
and distributions ......................            812,551          26,837,937
                                              -------------       -------------
Total issued ...........................          6,283,416         211,974,002
Shares redeemed ........................         (2,750,233)        (91,023,357)
                                              -------------       -------------
Net increase ...........................          3,533,183       $ 120,950,645
                                              =============       =============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class D Shares for the Six Months                                    Dollar
Ended September 30, 1998                          Shares             Amount
--------------------------------------------------------------------------------
Shares sold ............................          6,650,091       $ 239,084,367
Automatic conversion
of shares ..............................          4,525,961         159,314,707
Shares issued to shareholders
in reinvestment of dividends
and distributions ......................          1,275,337          46,269,233
                                              -------------       -------------
Total issued ...........................         12,451,389         444,668,307
Shares redeemed ........................         (5,500,788)       (193,593,446)
                                              -------------       -------------
Net increase ...........................          6,950,601       $ 251,074,861
                                              =============       =============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class D Shares for the                                               Dollar
Year Ended March 31, 1998                         Shares             Amount
--------------------------------------------------------------------------------
Shares sold ............................          9,630,431       $ 333,114,038
Automatic conversion
of shares ..............................          6,920,593         239,303,799
Shares issued to shareholders
in reinvestment of dividends
and distributions ......................          2,068,449          70,372,205
                                              -------------       -------------
Total issued ...........................         18,619,473         642,790,042
Shares redeemed ........................         (6,482,847)       (223,517,748)
                                              -------------       -------------
Net increase ...........................         12,136,626       $ 419,272,294
                                              =============       =============
--------------------------------------------------------------------------------

5. Loaned Securities:

At September 30, 1998, the Fund held US Treasury notes and bonds having an aggregate value of approximately $68,641,000 as collateral for portfolio securities loaned having a market value of approximately $62,733,000.

Merrill Lynch Capital Fund, Inc.                              September 30, 1998

PORTFOLIO INFORMATION

As of September 30, 1998
                                         Percent of
Ten Largest Common Stock Holdings        Net Assets

Williams Companies, Inc.                     2.2%
Travelers Group, Inc.                        1.7
Kansas City Southern Industries, Inc.        1.7
United Technologies Corporation              1.5
Rite Aid Corp.                               1.5
Lockheed Martin Corporation                  1.5
Allstate Corporation (The)                   1.4
Nestle S.A. (Registered Shares)              1.4
Carnival Corp. (Class A)                     1.4
Provident Companies, Inc.                    1.4

                                         Percent of
Ten Largest Industries                   Net Assets*

Insurance                                    9.5%
Diversified Companies                        5.1
Banking                                      4.9
Oil--Integrated                              4.8
Natural Gas                                  4.2
Financial Services                           4.0
Chemicals                                    2.6
Railroads                                    2.6
Aerospace                                    2.5
Paper & Forest Products                      2.4

*  Based on total holdings in common stocks and bonds.

Common Stock Portfolio Changes for the
Quarter Ended September 30, 1998

Additions

EXEL Limited (Class A)
ITT Industries Inc.
LucasVarity PLC (ADR)
Nextel Communications, Inc.
Sears, Roebuck and Co.
Waste Management, Inc.


Deletions

Belden Inc.
Birmingham Steel Corp.
EXEL Ltd. (US Registered Shares)
Ente Nazionale Idrocarburi S.p.A. (ENI) (ADR)
General Motors Corp.
Nintendo Corp. Ltd.
Penncorp Financial Group, Inc.
TIG Holdings, Inc.

Merrill Lynch Capital Fund, Inc.                              September 30, 1998

OFFICERS AND DIRECTORS

Arthur Zeikel, President and Director
Donald Cecil, Director
M. Colyer Crum, Director
Edward H. Meyer, Director
Jack B. Sunderland, Director
J. Thomas Touchton, Director
Fred G. Weiss, Director
Terry K. Glenn, Executive Vice President
Norman R. Harvey, Senior Vice President
Kurt Schansinger, Senior Vice President and Portfolio Manager
Donald C. Burke, Vice President
Walter Cuje, Vice President
Gerald M. Richard, Treasurer
Thomas D. Jones, III, Secretary


Custodian

The Bank of New York
90 Washington Street, 12th Floor
New York, NY 10286


Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Merrill Lynch
Capital Fund, Inc.
Box 9011
Princeton, NJ
08543-9011                                                          #10252--9/98

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